UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2018 (August 15, 2018)

TKK SYMPHONY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38631	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 6212 8493

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2018, TKK Symphony Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 22,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one ordinary share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. The Company has granted EarlyBirdCapital, Inc., (“EBC”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333- 226423 and 333-226859) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 30, 2018 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 15, 2018, by and between the Company and the representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.5 hereto and incorporated herein by reference.

●	A Rights Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.6 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 15, 2018, by and between the Company, Symphony Holdings Limited and the holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Share Escrow Agreement, dated August 15, 2018, by and among the Company, the holders party thereto and Continental Stock Transfer & Trust Company, as escrow agent, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Warrant Subscription Agreement, dated August 15, 2018, by and between the Company and Giant Fortune International Limited, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Letter Agreements, dated August 15, 2018, by and among the Company, its officers, its directors and its consultants, TKK Symphony Sponsor 1 (the “Sponsor”) and TKK Capital Holding, copies of which are attached as Exhibits 10.5 to 10.7 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 15, 2018, by and between the Company and TKK Capital Holding, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, dated August 15, 2018, by and between the Company and Giant Fortune International Limited, a wholly owned subsidiary of Symphony Holdings Limited (collectively, “Symphony”), the Company completed the private sale of an aggregate of 11,800,000 warrants (the “Private Placement Warrants”), which were sold to Symphony at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $5,900,000. Symphony has committed to purchase up to an additional 1,320,000 Private Placement Warrants if the underwriters exercise their over-allotment option in full. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants are not redeemable by the Company so long as they are held by Symphony or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2018, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $220,000,000, comprised of $214,100,000 of the proceeds from the IPO and $5,900,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO (subject to an extension as described below) or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or up to 22 months from the closing of the IPO if the Company extends the period of time to consummate a business combination through issuance of the potential extension warrants, as described in more detail in the Registration Statement), subject to applicable law.

On August 16, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 20, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 15, 2018, by and among the Company and the representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Rights Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Investment Management Trust Agreement, dated August 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.2	Registration Rights Agreement, dated August 15, 2018, by and among the Company, Symphony and the holders party thereto.
10.3	Share Escrow Agreement, dated August 15, 2018, by and among the Company, the holders party thereto and Continental Stock Transfer & Trust Company, as escrow agent.
10.4	Warrant Subscription Agreement, dated August 15, 2018, by and between the Company and Giant Fortune International Limited.
10.5	Letter Agreement, dated August 15, 2018, by and between the Company and the Sponsor.
10.6	Letter Agreement, dated August 15, 2018, by and between the Company and TKK Capital Holding.
10.7	Letter Agreement, dated August 15, 2018, by and among the Company, Sing Wang, Ian Lee, Ronald Issen, Joanne Ng, James Hemowitz, Stephen Markschied, Zhe Zhang, Huang Po Wan and Tham Kit Wan.
10.8	Administrative Services Agreement, dated August 15, 2018, by and between the Company and TKK Capital Holding.
99.1	Press Release, dated August 16, 2018.
99.2	Press Release, dated August 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKK SYMPHONY ACQUISITION CORP.

	By:	/s/ Sing Wang
Name: Sing Wang
Title: Chief Executive Officer

Dated: August 21, 2018

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